ING EQUITY TRUST

ING FUNDS TRUST

ING MAY FLOWER TRUST

ING MUTUAL FUNDS, INC

ING SERIES FUND, INC.

Supplement dated April 4, 2011

to the Current Prospectuses for the

above-named Companies/Trusts (“Registrants”)

Effective immediately, each Registrant’s current Prospectuses are hereby revised as follows:

The section entitled How to Buy Shares – Class W Shares” of the statutory section of each Prospectus is hereby deleted in its entirety and replaced with the following:

Class W Shares

Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other ING Funds in the ING Family of Funds.

In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by ING) into an ING Fund or through an ING approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and Directors/Trustees of the ING Funds; (2) current and retired officers, directors, and full-time employees of ING Investments, LLC (“IIL”), Directed Services LLC (“DSL”), any ING Fund’s sub-adviser, ING Investments Distributor (“IID”) and any affiliate of IIL, DSL, or IID; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of IIL, DSL, any ING Fund’s sub-adviser, or IID.

The first paragraph of the section entitled “How to Exchange Shares” of the statutory section of each Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

You may exchange shares of (the/a) Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge. However, for Class A shares of ING Money Market Fund for which no sales charge was paid, you must pay the applicable sales load on an exchange into Class A shares of another fund.

If you exchange shares that are subject to a CDSC into shares of a Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased, except that if you exchange into Class C shares of ING Money Market Fund, the time you hold the Class C shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class C shares of ING Money Market Fund through a purchase (and not through an exchange), and later exchange your Class C shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange (the time you held your Class C shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged).

If you acquired Class A shares of an ING Fund through a broker-dealer other than an ING approved broker-dealer (currently, ING Financial Partners, Inc.), you can not exchange such Class A shares for Class W shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE